EXHIBIT 10.19

                  KERR-McGEE CORPORATION PERFORMANCE SHARE PLAN
                  ---------------------------------------------

                                TABLE OF CONTENTS
                                -----------------
Article                                                                Page
-------                                                                ----

I        Purpose.....................................................    1

II       Definitions.................................................    1

III      Administration..............................................    3

IV       Eligibility.................................................    3

V        Maximum Shares Available....................................    3

VI       Stock Options...............................................    3

VII      Adjustment Upon Changes In Stock............................    5

VIII     Change In Control...........................................    5

IX       Miscellaneous...............................................    6

X        Amendment And Termination...................................    7

XI       Duration Of The Plan........................................    8







                  KERR-McGEE CORPORATION PERFORMANCE SHARE PLAN
                  ---------------------------------------------

                                    Article I

                                     Purpose
                                     -------

     The purpose of the Kerr-McGee Corporation Performance Share Plan (the "Plan") is to provide the opportunity to the Company's employees to acquire shares of Kerr-McGee Corporation common stock in order to participate in the ownership of the Company.

                                   Article II

                                   Definitions
                                   -----------

     (a) "Board" shall mean the Board of Directors of the Company.

     (b)  "Cause" shall mean the occurrence of one of the following:

          (1) Your conviction of a felony or any crime or offense lesser than a felony involving the property of the Company

          (2) Your engaging in conduct which has caused demonstrable and serious injury to the Company, monetary or otherwise, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdictions, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative.

          (3) Gross dereliction of your duties or other grave misconduct by you and your failure to cure such situation within thirty (30) days after receipt of notice thereof from the Chief Executive Officer of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (d)  "Company"  shall  mean   Kerr-McGee   Corporation  and  any  successor
corporation by merger or otherwise.

     (e) "Committee" shall mean a committee of two (2) or more members of the Board appointed by the Board of Directors to administer the Plan pursuant to
Article III herein.

     (f) "Designated Beneficiary" shall mean the person or persons named by the Employee on a Beneficiary Form to receive the options upon the death of the Employee.

     (g) "Director" shall mean a Director of Kerr-McGee Corporation

     (h) "Employee" shall exclude corporate Vice Presidents, President, Vice Chairman, Chairman of the Board elected by the Board of Directors, Directors of Kerr-McGee Corporation and such persons designated by the Committee, and shall mean any person employed by the Company, a Subsidiary or Limited Liability Company on a regular full-time basis.

     (i) "Fair Market Value" of Stock shall mean the average of the highest price and the lowest price at which Stock shall have been sold on the applicable date as reported in the Wall Street Journal as New York Stock Exchange Composite Transactions for that date. In the event that the applicable date is a date on which there were no such sales of Stock, the Fair Market Value of Stock on such date shall be the mean of the highest price and the lowest price at which Stock shall have been sold on the last trading day preceding such date.

     (j) "Limited Liability Company" or "LLC" shall mean any Limited Liability Company in which the Company or a Subsidiary owns fifty percent (50%) or more of the Limited Liability Company.

     (k) "Option" or "Stock Option" shall mean a right granted under the Plan to an Optionee to purchase a stated number of shares of Stock at a stated exercise price.

     (l) "Optionee" shall mean an Employee who has received a Stock Option granted under the Plan.

     (m) "Retirement" shall mean retirement as defined in a policy approved by the Company.

     (n) "Stock" shall mean the common stock of the Company.

     (o) "Subsidiary" shall mean any corporation (other than the Company) in which the Company, a Subsidiary or a Limited Liability Company of the Company owns fifty percent (50%) or more of the total combined voting power of all classes of stock.

     (p) "Total Disability" and "Totally Disabled" shall normally have such meaning as that defined under the Company's group insurance plan covering total disability and determinations of Total Disability normally shall be made by the insurance company providing such coverage on the date on which the employee, whether or not eligible for benefits under such insurance plan, becomes Totally Disabled. In the absence of such insurance plan, the Committee shall make such determination.

                                   Article III

                                 Administration
                                 --------------

     Subject to such approvals and other authority as the Board may reserve to itself from time to time, the Committee shall, consistent with the provisions of the Plan, from time to time establish such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, and make such determinations under, and such interpretations of, and take such steps in connection with the Plan or the Options as it deems necessary or advisable.

     Each determination, interpretation, or other action made or taken pursuant to the Plan by the Committee and/or the Board shall be final and shall be binding and conclusive for all purposes and upon all persons.

                                   Article IV

                                   Eligibility
                                   -----------

     Except corporate Vice Presidents, President, Vice Chairman, Chairman of the Board elected by the Board of Directors, Directors of Kerr-McGee Corporation and such persons designated by the Committee, all regular full-time Employees shall be eligible to receive Options under the Plan.

                                    Article V

                            Maximum Shares Available
                            ------------------------

     The Stock to be distributed under the Plan may be either authorized and unissued shares or issued shares of the Company. The maximum amount of Stock which may be issued under the Plan in satisfaction of exercised Options shall not exceed, in the aggregate 1,500,000 shares. Stock subject to an Option which for any reason is cancelled or terminated without having been exercised, which is forfeited, shall again be available for grants and Awards under the Plan.

                                   Article VI

                                  Stock Options
                                  -------------

     (a) Grant of Options.
         -----------------

          (i) The Committee may, at any time and from time to time prior to December 31, 2007, grant Options under the Plan to eligible Employees, for such numbers of shares and having such terms as the Committee shall designate, subject however, to the provisions of the Plan. The Committee will also determine the type of Option granted (e.g. nonstatutory, other statutory Options as from time to time may be permitted by the Code) or a combination of various types of Options. The date on which an Option shall be granted shall be the date of the Committee's authorization of such grant. Any individual at any one time and from time to time may hold more than one Option granted under the Plan or under any other Stock plan of the Company.

          (ii) Each Option shall be granted in accordance with the Terms and Conditions consistent with the provisions of the Plan as the Committee shall approve from time to time.

     (b) Exercise Price. The price at which shares of Stock may be purchased under an Option shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted.

     (c) Option Period. The period during which an Option may be exercised shall be determined by the Committee; provided, that such period will not be longer than ten years and one day. The date or dates on which installment portion(s) of an Option may be exercised during the term of an Option shall be determined by the Committee and may vary from Option to Option. The Committee may also determine to accelerate the time at which installment portion(s) of an outstanding Option may be exercised.

     (d) Termination of Employment. An Option shall terminate and no longer be exercised immediately upon termination of employment for Cause. An Option shall terminate and no longer be exercised three months after the Optionee ceases to be an Employee for any reason other than Cause, Total Disability, death or Retirement. If an Optionee's employment is terminated by Total Disability or Retirement to the extent that the Option was exercisable at the time of the Optionee's Total Disability or Retirement, such Option may be exercised within the period, not to exceed four (4) years following such termination specified by the Committee in the instrument evidencing the Option. If the Optionee dies during this four-year period, the Option may (to the extent the Option was then exercisable) be exercised after your death by your Designated Beneficiary, the personal representative of your estate, or if the Option has been distributed as part of your estate, by the person or persons to whom your rights under the Option pass by will or by the applicable laws of descent and distribution, at any time prior to the expiration of such four-year period. If the Optionee dies while in the employ of the Company, a Subsidiary or LLC, or within three months after the termination of such employment, to the extent that the Option was exercisable at the time of the Optionee's death, such Option may, within the lesser of one year after the Optionee's death or the term of the option, be exercised by the executor or administrator of the Optionee's estate, or if it has been distributed as part of the estate, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution. In no event may an Option be exercised to any extent by anyone after the expiration or termination of the Option.

     (e) Payment for Shares. The exercise price of an Option shall be paid to the Company, or an administrator of the Plan, or a representative of the Company designated by the Committee, in full at the time of exercise at the election of the Optionee (1) in cash, or (2) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate exercise price of the Option. No Optionee shall have any rights to dividends or other rights of a stockholder with respect to shares of Stock subject to an Option until the Optionee has given written notice of exercise of the Option, paid in full for such shares of Stock and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

                                   Article VII

                        Adjustment Upon Changes In Stock
                        --------------------------------

     The number of shares of Stock which may be issued pursuant to this Plan, the number of shares covered by each outstanding Option and the Option exercise price per share shall be adjusted proportionately, and any other appropriate adjustments shall be made, for any increase or decrease in the total number of issued and outstanding Stock (or change in kind) resulting from any change in the Stock or Options through a merger, consolidation, reorganization, recapitalization, subdivision or consolidation of shares or other capital adjustment or the payment of a Stock Dividend or other increase or decrease (or change in kind) in such shares. In the event of any such adjustment, fractional shares shall be eliminated.

                                  Article VIII

                                Change In Control
                                -----------------

     Notwithstanding anything to the contrary in the Plan, in the event of a Change in Control any outstanding options that are not exercisable shall become exercisable effective as of the date of a Change in Control.

     For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:

     (a) Any "Person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

     (b) During any period of 24 months (not including any period prior to July 14, 1998), individuals who at the beginning of such period constitute the Board, and any new Director (other than (1) a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Article, (2) a Director designated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (3) a Director designated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

     (c) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (2) after which no Person holds 25% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity; or

     (d) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                   Article IX

                                  Miscellaneous
                                  -------------

     (a) Except as otherwise required by law, no action taken under the Plan shall be taken into account in determining any benefits under any pension, retirement, thrift, profit sharing, group insurance or other benefit plan maintained by the Company or any Subsidiaries, unless such other plan specifically provides for such inclusion.

     (b) No Option under this Plan shall be transferable other than by filing a Designation of Beneficiary form, by will, or by the laws of descent and distribution. Any Option shall be exercisable (i) during the lifetime of an Optionee, only by the Optionee or, to the extent permitted by the Code, by an appointed guardian, by the Designated Beneficiary or by a legal representative of the Optionee, and (ii) after death of the Optionee, only by the Optionee's legal representative or by the person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee.

     (c) The Company shall have the right to withhold from any settlement hereunder any federal, state, or local taxes required by law to be withheld, or require payment in the amount of such withholding. If settlement hereunder is in the form of Stock, such withholding may be satisfied by the withholding of shares of Stock by the Company, unless the Optionee shall pay to the Corporation an amount sufficient to cover the amount of taxes required to be withheld, and such withholding of shares does not violate any applicable laws, rules or regulations of federal, state or local authorities.

     (d) Transfer of employment between the Company, a Subsidiary or Limited Liability Company, or between Limited Liability Companies and Subsidiaries shall not constitute termination of employment for the purpose of the Plan. Whether any leave of absence shall determine eligibility under the Plan or a termination of employment for the purposes of the Plan shall be determined by the Committee.

     (e) All administrative expenses associated with the administration of the Plan shall be borne by the Company.

     (f) The titles and headings of the articles in this Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     (g) No grant or Award to an employee under the Plan or any provisions thereof shall constitute any agreement for or guarantee of continued employment by the Company.

     (h) The Committee shall have such duties and powers as may be necessary to discharge its responsibilities under this Plan, including, but not limited to, the ability to construe and interpret the Plan and resolve any ambiguities with respect to any of the terms and provisions hereof as written and as applied to the operation of the Plan.

                                    Article X

                            Amendment And Termination
                            -------------------------

     The Board may at any time terminate or amend this Plan in such respect as it shall deem advisable, provided, no amendment or termination of the Plan shall, without the consent of the Optionee or Plan participant, alter or impair any of the rights or obligations under any Options or other rights theretofore granted such person under the Plan.




                                   Article XI

                              Duration Of The Plan
                              --------------------

     This Plan became effective January 1, 1998. If not sooner terminated by the Board, this Plan shall terminate on December 31, 2007, but Options and other rights theretofore granted may extend beyond that date and the terms of the Plan shall continue to apply.


                                             KERR-McGEE CORPORATION


                                             By:(John J. Murphy)
                                                --------------------------------
                                                John J. Murphy
                                                Director and Chair of the
                                                Executive Compensation Committee



                    Signature Page of Kerr-McGee Corporation
                             Performance Share Plan